                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                                  IMMUNOGEN, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

IMMUNOGEN, INC.
------------------------------------------------------------
128 Sidney Street, Cambridge, MA 02139                 TEL: (617) 995-2500  FAX:
(617) 995-2510

                                                                October 12, 2001

Dear Shareholder:

    You are cordially invited to attend the 2001 Annual Meeting of Shareholders of ImmunoGen, Inc. (the "Company"), to be held at 10:00 a.m., Boston time, on Tuesday, November 13, 2001 at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts.

    At the Annual Meeting, six members will be elected to the Board of Directors. The Company will seek shareholder approval of a proposal to increase the aggregate number of shares for which stock options may be granted under the Company's Restated Stock Option Plan from 4,850,000 to 7,350,000. The Company will also seek shareholder approval to adopt the Company's 2001 Non-Employee Director Stock Plan and reserve 50,000 shares of its common stock for stock or stock units which may be granted under this plan. The Company will also seek shareholder approval to amend the Company's Restated Articles of Organization to increase the number of the Company's authorized shares of common stock from 50,000,000 to 75,000,000. The Board of Directors recommends the approval of these proposals, each of which is described in the enclosed proxy statement, which we encourage you to read carefully.

    We hope that you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                          Sincerely,

                                          [LOGO]

                                          MITCHEL SAYARE
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER
                                          AND CHAIRMAN OF THE BOARD

           YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY.

                                IMMUNOGEN, INC.

                               128 SIDNEY STREET
                         CAMBRIDGE, MASSACHUSETTS 02139

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 13, 2001

To the Shareholders
  of ImmunoGen, Inc.:

    Notice is hereby given that the Annual Meeting of Shareholders of ImmunoGen, Inc., a Massachusetts corporation (the "Company"), will be held at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts, on Tuesday, November 13, 2001 at 10:00 a.m., Boston time, for the following purposes:

    1. To elect six members to the Board of Directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified;

    2. To consider and act upon a proposal to increase from 4,850,000 shares to 7,350,000 shares the aggregate number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), for which stock options may be granted under the Company's Restated Stock Option Plan;

    3. To consider and act upon a proposal to adopt the Company's 2001 Non-Employee Director Stock Plan (the "2001 Plan") and reserve 50,000 shares of Common Stock for stock or stock units which may be granted under the 2001 Plan;

    4. To consider and act upon a proposal to amend the Company's Restated Articles of Organization to increase from 50,000,000 shares to 75,000,000 shares the aggregate number of shares of Common Stock authorized to be issued by the Company; and

    5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on September 14, 2001 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

    You are cordially invited to attend the Annual Meeting in person, if possible. WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. Your Proxy is revocable at any time prior to the exercise thereof by written notice received by the Company, by delivery of a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                                          By order of the Board of Directors

                                          [LOGO]

                                          JONATHAN L. KRAVETZ, ESQ.
                                          CLERK

October 12, 2001

               PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

                                IMMUNOGEN, INC.
                               128 SIDNEY STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
                                  617-995-2500
                            ------------------------
                                PROXY STATEMENT
                             ---------------------

                   ------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                   ------------------------------------------

                        TO BE HELD ON NOVEMBER 13, 2001

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors" or "Board") of ImmunoGen, Inc., a Massachusetts corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders to be held at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts on Tuesday, November 13, 2001 at 10:00 a.m., Boston time, and at any adjournments thereof (the "Meeting").

    Where the shareholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted as follows:

    - FOR the election of the six nominees for Director named herein,

    - FOR the proposal to increase from 4,850,000 shares to 7,350,000 shares the aggregate number of shares of the Company's common stock, $.01 par value per share (the "Common Stock") for which stock options may be granted under the Company's Restated Stock Option Plan,

    - FOR the proposal to adopt the Company's 2001 Non-Employee Director Stock Plan (the "2001 Plan") and reserve 50,000 shares of Common Stock which may be granted under the 2001 Plan, and

    - FOR the proposal to amend the Company's Restated Articles of Organization to increase from 50,000,000 shares to 75,000,000 shares the aggregate number of shares of Common Stock authorized to be issued by the Company.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any shareholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. Votes of shareholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists. No appraisal rights exist for any action to be taken at the Meeting.

    Nominees for election as Directors at the meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Withholding authority to vote for a nominee for Director will have no effect on the outcome of the vote. For the proposals to increase from 4,850,000 shares to 7,350,000 shares the aggregate number of shares of the Company's Common Stock for which stock options may be granted under the Company's Restated Stock Option Plan and to adopt the 2001 Plan and reserve 50,000 shares of Common Stock which may be granted under the 2001 Plan, the affirmative vote of the majority of shares of Common Stock present or represented by proxy and entitled to vote on the matter is necessary for approval. For the proposal to amend the Company's Restated Articles of Organization, the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary for approval. Because abstentions are treated as shares present or represented and entitled to vote, abstentions with respect to these proposals have the same effect as a vote against the proposal.

    If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the election of Directors and the proposals relating to the stock plans, broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote. As to the proposal to amend the Company's Restated Articles of Organization, which requires the affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting, broker non-votes have the same effect as negative votes.

    The close of business on September 14, 2001 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Meeting. As of the close of business on September 14, 2001, the Company had 39,680,326 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by shareholders.

    The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company has engaged Mellon Investor Services LLC for a fee, not to exceed $9,500 plus out-of-pocket expenses, in order to assist in the solicitation of proxies. The Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

    This Proxy Statement and the accompanying proxy are being mailed on or about October 12, 2001 to all Shareholders entitled to notice of and to vote at the Meeting.

    The Annual Report to Shareholders for the fiscal year ended June 30, 2001 is being mailed to the Shareholders with this Proxy Statement, but does not constitute a part hereof.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of September 14, 2001 concerning the beneficial ownership of the Common Stock by each shareholder known by the Company to be the beneficial owner of more than 5.0% of the outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer of the Company named in the Summary Compensation Table below, and all current executive officers and Directors of the Company as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                                                                  PERCENTAGE
                                                              NUMBER OF SHARES    OF SHARES
                                                                BENEFICIALLY     BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER*                            OWNED (1)        OWNED (1)
-------------------------------------                         ----------------   ------------
Capital Ventures International (2)..........................     2,475,185            6.2%
  One Capitol Place, P.O. Box 1787 GT
  Grand Cayman, Cayman Islands, BWI
Mitchel Sayare (3)..........................................       950,430            2.4%
Walter A. Blattler (4)......................................       550,145            1.4%
David W. Carter (5).........................................        85,000             **
Michael R. Eisenson (6).....................................            --             **
Mark B. Skaletsky (7).......................................        19,167             **
Stuart F. Feiner (8)........................................        44,166             **
Pauline Jen Ryan (9)........................................        28,334             **
John M. Lambert (10)........................................       336,492             **
All current executive officers and Directors as a group
  (8 persons) (11)..........................................     2,013,734            5.1%

------------------------

* Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

**  Represents beneficial ownership of less than 1% of the Common Stock.

(1) The number of shares of Common Stock issued and outstanding on September 14, 2001 was 39,680,326. Share ownership includes shares of Common Stock issuable upon exercise of certain outstanding options and warrants within 60 days after September 14, 2001, as described in the footnotes below.

(2) Includes 1,347,811 shares of Common Stock which Capital Ventures International ("CVI") may acquire upon the exercise of warrants to purchase Common Stock. The Company's Restated Articles of Organization, as amended, and the warrants held by CVI (the "CVI Warrants") limit the right of CVI to exercise the CVI Warrants such that the maximum number of shares of Common Stock which may at any time be deemed to be beneficially owned by CVI upon the exercise of the CVI Warrants may not, together with any other shares of Common Stock then owned by CVI, exceed 9.9% of the then issued and outstanding shares of Common Stock.

(3) Includes 715,334 shares of Common Stock which Mr. Sayare may acquire upon the exercise of options within 60 days after September 14, 2001.

(4) Includes 467,084 shares of Common Stock which Dr. Blattler may acquire upon the exercise of options within 60 days after September 14, 2001.

(5) Consists of 85,000 shares of Common Stock which Mr. Carter may acquire upon the exercise of options within 60 days after September 14, 2001.

(6) Mr. Eisenson, a Director of the Company, is President and Chief Executive Officer of Charlesbank Capital Partners, LLC, the successor to Harvard Private Capital Group, Inc. and the investment advisor to Aeneas Venture Corporation ("Aeneas"). Mr. Eisenson owns no shares of Common Stock and disclaims beneficial ownership of the shares owned by Aeneas. Pursuant to an agreement among the Company, Aeneas and Mr. Eisenson, grants of stock options in connection with Mr. Eisenson's service as a Director are granted directly to Aeneas. Pursuant to such grants, Aeneas may acquire 97,500 shares of Common Stock within 60 days after September 14, 2001.

(7) Consists of 19,167 shares of Common Stock which Mr. Skaletsky may acquire upon the exercise of options within 60 days after September 14, 2001.

(8) Mr. Feiner, a Director of the Company, is Executive Vice President, General Counsel and Secretary of Inco Limited. He is also Chairman of the trustee of NAVF II Liquidating Trust, which owns 19 shares of Common Stock. Mr. Feiner disclaims beneficial ownership of the shares of Common Stock held by such shareholder. He was also granted non-qualified options to acquire an aggregate of 105,000 shares of Common Stock in each of July 1992, July 1996, December 1997, July 1998 and July 2000. Pursuant to such option grants, Mr. Feiner may directly acquire 97,500 shares of Common Stock within 60 days after September 14, 2001. However, Mr. Feiner disclaims beneficial ownership of a portion of the options pursuant to an arrangement made between Mr. Feiner and Inco Limited, whereby Mr. Feiner assigned options to acquire a total of 53,334 shares of Common Stock to that entity.

(9) Consists of 28,334 shares of Common Stock which Ms. Ryan may acquire upon the exercise of options within 60 days after September 14, 2001.

(10) Includes 292,201 shares of Common Stock which Dr. Lambert may acquire upon the exercise of options within 60 days after September 14, 2001.

(11) See footnotes (3)-(10).

    INFORMATION ABOUT THE COMPANY'S DIRECTORS AND CURRENT EXECUTIVE OFFICERS

    Under the Company's By-Laws, the number of members of the Company's Board of Directors is fixed from time to time by the shareholders, and Directors serve in office until the next annual meeting of shareholders and until their successors have been elected and qualified. The number of members of the Company's Board of Directors is currently fixed at six. The nominees for the Board of Directors to be elected at the Meeting are Mitchel Sayare, Ph.D., Walter A. Blattler, Ph.D., David W. Carter, Michael R. Eisenson, Stuart F. Feiner and Mark B. Skaletsky.

    Set forth below are the names of the persons nominated as Directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as Directors and the names of other public companies in which such persons hold directorships.

NAME OF DIRECTOR                AGE       PRINCIPAL OCCUPATIONS DURING AT LEAST THE LAST FIVE YEARS
----------------              --------    ---------------------------------------------------------
Mitchel Sayare..............     53      Mitchel Sayare, Ph.D., Chief Executive Officer, a Director
                                         since 1986 and Chairman of the Board since 1989, joined the
                                         Company in 1986. From 1986 until 1992, and currently since
                                         1994, Mr. Sayare has served as President of the Company.
                                         From 1982 to 1985, Mr. Sayare was Vice President for
                                         Development at Xenogen, Inc., a biotechnology company
                                         specializing in monoclonal antibody-based diagnostic systems for cancer. From 1977 to 1982, Mr. Sayare was Assistant
                                         Professor of Biophysics and Biochemistry at the University
                                         of Connecticut. He holds a Ph.D. in Biochemistry from Temple
                                         University School of Medicine. Mr. Sayare serves on the
                                         Board of Directors of ImmuCell Corporation, in addition to a number of private companies.

Walter A. Blattler..........     52      Walter A. Blattler, Ph.D., a Director since 1995, served as
                                         Vice President, Research and Development of the Company from
                                         1987 to October 1994 and as the Company's Senior Vice
                                         President, Research and Development from October 1994 to
                                         October 1996. Since 1996, Dr. Blattler has served as the
                                         Company's Executive Vice President, Science and Technology.
                                         Dr. Blattler joined the Company in October 1987. From 1981 to 1987, Dr. Blattler was chief scientist for the
                                         ImmunoGen-supported research program at the Dana-Farber
                                         Cancer Institute. Dr. Blattler received his Ph.D. from the
                                         Swiss Federal Institute of Technology in Zurich in 1978.

David W. Carter.............     63      David W. Carter, a Director since June 1997, is Co-Chief
                                         Executive Officer and a Director of Xenogen, Inc., which he joined in 1997. From 1991 to 1997, Mr. Carter was the
                                         President and Chief Executive Officer of Somatix Therapy
                                         Corporation. Mr. Carter also serves on the Board of
                                         Directors of Cell Genesys, Inc.

Michael R. Eisenson.........     45      Michael R. Eisenson, a Director since 1986, is President and
                                         Chief Executive Officer of Charlesbank Capital Partners, LLC
                                         (the successor to Harvard Private Capital Group, Inc., which he joined in 1986). Between 1981 and 1986, Mr. Eisenson held the position of Manager, Boston Consulting Group.
                                         Mr. Eisenson serves on the Boards of Directors of CCC
                                         Information Services Group, Inc., Playtex Products, Inc.,
                                         and United Auto Group, Inc.

NAME OF DIRECTOR                AGE       PRINCIPAL OCCUPATIONS DURING AT LEAST THE LAST FIVE YEARS
----------------              --------    ---------------------------------------------------------
Stuart F. Feiner............     53      Stuart F. Feiner, a Director since 1984, has been Executive
                                         Vice President, General Counsel and Secretary of Inco
                                         Limited since August 1993, after having served as Vice
                                         President, General Counsel and Secretary of Inco Limited
                                         from April 1992 to August 1993. From January 1984 until
                                         April 1992, Mr. Feiner was President of Inco Venture Capital
                                         Management, the venture capital unit of Inco Limited.
                                         Mr. Feiner serves on the Boards of Directors of certain
                                         private companies funded by Inco Venture Capital Management.

Mark B. Skaletsky...........     53      Mark B. Skaletsky, a Director since March 2000, has served as the Chairman of the Board and Chief Executive Officer of
                                         The Althexis Company since March 2001. Upon the completion of a merger between The Althexis Company and Microcide
                                         Pharmaceuticals, Inc., Mr. Skaletsky will be appointed
                                         President, Chairman of the Board and Chief Executive Officer
                                         of Microcide Pharmaceuticals, Inc. Prior to The Althexis
                                         Company, Mr. Skaletsky served as President, Chief Executive
                                         Officer, and a Director of GelTex Pharmaceuticals, Inc.
                                         from 1993 until its acquisition by Genzyme Corporation in
                                         2000. From 1988 to 1993, he was Chairman and Chief Executive
                                         Officer of Enzytech, Inc., a biotechnology company, and from
                                         1983 to 1988 he was President and Chief Operating Officer of
                                         Biogen, Inc., also a biotechnology company. Mr. Skaletsky is a Director of Isis Pharmaceuticals, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

    AUDIT COMMITTEE. David W. Carter, Michael R. Eisenson, Stuart F. Feiner and Mark B. Skaletsky currently serve on the Company's Audit Committee. The Audit Committee reviews the engagement of the Company's independent accountants, reviews quarterly and annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

    COMPENSATION COMMITTEE. David W. Carter, Michael R. Eisenson, Stuart F. Feiner, and Mark B. Skaletsky currently comprise the Compensation Committee. The Compensation Committee reviews, approves and makes recommendations concerning the Company's compensation policies, practices and procedures to ensure that the legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's Restated Stock Option Plan and will administer the 2001 Plan.

    NOMINATING COMMITTEE. The Company does not have a standing Nominating Committee.

    MEETING ATTENDANCE. During the fiscal year ended June 30, 2001, there were three meetings of the Board, three meetings of the Compensation Committee and four meetings of the Audit Committee. The Compensation Committee met on the same dates as the meetings of the Board of Directors. Further, from time to time, the members of the Board and its Committees acted by unanimous written consent or actions by the Directors without a meeting pursuant to Massachusetts law. Messrs. Sayare, Eisenson, Feiner and Dr. Blattler attended all meetings of the Board. Messrs. Eisenson and Feiner attended all of the meetings of the Compensation Committee. Mr. Skaletsky attended two meetings each of the Board, the Audit

Committee and the Compensation Committee. Mr. Carter attended one meeting each of the Board and the Compensation Committee. Mr. Feiner attended all of the meetings of the Audit Committee. Messrs. Eisenson and Carter attended three meetings of the Audit Committee.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee members during fiscal year 2001 were Messrs. David W. Carter, Michael R. Eisenson, Stuart F. Feiner, and Mark B. Skaletsky. None of these Directors is or has been an officer or employee of the Company.
Mr. Sayare, though not a member of the Committee, assists the Committee in determining any compensation to be awarded to executive officers other than himself. Mr. Sayare provides supplemental information regarding performance evaluations of executive officers other than himself.

COMPENSATION OF DIRECTORS

    Non-employee Directors are currently entitled to receive cash compensation of $1,500 per Board meeting attended, and, commencing in the quarter ended
March 31, 2001, a quarterly retainer of $3,000. Messrs. Feiner and Eisenson were paid $4,500 for attendance at Board meetings; Mr. Skaletsky was paid $3,000 for attendance at Board meetings and Mr. Carter was paid $1,500 for attendance at Board meetings during 2001. In July 2001, the Company paid each non-employee Director $6,000, in arrears, representing the third and fourth fiscal quarter 2001 retainers. Directors are also reimbursed for travel expenses incurred with respect to attending Board meetings. No compensation is paid for attendance at, or activities related to, Audit or Compensation Committee meetings.

    Under the Company's Restated Stock Option Plan, each non-employee Director, upon first being elected or appointed to the Board after July 9, 1992, and on every fourth anniversary thereof (assuming he remains a non-employee Director), receives options to purchase 10,000 shares of Common Stock. Further, the Board may also vote, at its discretion, to issue additional options as deemed appropriate. All options granted under the Plan have ten year terms and exercise prices which are equal to the fair market value of the Common Stock on the date of grant.

    If the 2001 Plan is approved by stockholders of the Company at the Annual Meeting, non-employee Directors will be able to elect to receive their compensation in the form of cash, shares of common stock, and stock units. See "Material Features of the 2001 Plan."

CURRENT EXECUTIVE OFFICERS

    The names of, and certain other information as of the date hereof regarding, each current executive officer of the Company who is not also a member of the Board is set forth below. Executive officers serve at the pleasure of the Board.

NAME OF EXECUTIVE OFFICER       AGE            PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS
-------------------------     --------         ------------------------------------------------
Gregg Beloff................     33      Gregg Beloff, Vice President, Finance and Chief Financial
                                         Officer, joined the Company in March 2001. From 1998 to 2001 he was employed at Adams, Harkness & Hill, Inc., most
                                         recently as a Vice President in Investment Banking. From
                                         1993 to 1996 Mr. Beloff was employed as an attorney at the law firm of Gaffin & Krattenmaker, P.C. Mr. Beloff holds a
                                         Juris Doctorate from the University of Pittsburgh and a
                                         Masters of Business Administration from Carnegie Mellon
                                         University.

NAME OF EXECUTIVE OFFICER       AGE            PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS
-------------------------     --------         ------------------------------------------------
John M. Lambert, Ph.D.......     50      John M. Lambert, Ph.D., Senior Vice President,
                                         Pharmaceutical Development, joined the Company in 1987.
                                         Dr. Lambert served as the Company's Senior Director of
                                         Research from October 1994 to November 1996. Prior to
                                         joining ImmunoGen, Dr. Lambert was Assistant Professor of
                                         Pathology at the Dana-Farber Cancer Institute, where he
                                         worked on the research program supported by ImmunoGen.
                                         Dr. Lambert received his Ph.D. in Biochemistry from
                                         Cambridge University in England.

Pauline Jen Ryan............     34      Pauline Jen Ryan, Vice President, Business Development,
                                         rejoined the Company in May 1999. From 1998 to 1999,
                                         Ms. Ryan was a Vice President of Capital Management
                                         Consulting, Inc., a biomedical consulting firm. From 1994 to
                                         1997, she was Director of Business Development of
                                         Organogenesis, Inc., a biotechnology company. Ms. Ryan holds a Masters of Business Administration from Northwestern
                                         University's Kellogg School of Management.

Virginia A. Lavery..........     37      Virginia Lavery, Senior Corporate Controller and Treasurer,
                                         joined the Company in December 2000. During 2000, Ms. Lavery was self-employed as a financial consultant. From 1999 to
                                         2000, Ms. Lavery was interim Chief Financial Officer of
                                         Dynamics Research Corporation, a publicly-traded government contractor, after having served as Corporate Controller
                                         since 1998. From 1989 to 1998, Ms. Lavery was a Certified
                                         Public Accountant with Arthur Andersen, LLP.

                             EXECUTIVE COMPENSATION

    The following table (the "Summary Compensation Table") sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 in fiscal year 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                                                 ------------
                                                        ANNUAL COMPENSATION       SECURITIES     ALL OTHER
                                                     -------------------------    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                 YEAR     SALARY ($)(1)   BONUS ($)   OPTIONS (#)       ($)(2)
---------------------------               --------   -------------   ---------   ------------   ------------
Mitchel Sayare, Ph.D....................    2001        342,346       130,000       165,500         3,428
Chairman of the Board, Chief                2000        330,385            --        85,000         3,522
Executive Officer and President             1999        273,000            --        80,000         3,068

Walter A. Blattler, Ph.D................    2001        257,500        80,000       150,000         3,040
Director and Executive Vice                 2000        262,353            --        80,000         3,156
President, Science and Technology           1999        201,539            --        75,000         1,783

John M. Lambert, Ph.D...................    2001        207,375        50,000        94,500         3,039
Senior Vice President,                      2000        182,464            --        70,000         2,763
Pharmaceutical Development                  1999        167,019            --        54,000         1,329

Pauline Jen Ryan........................    2001        167,692        40,000        67,500         2,497
Vice President,                             2000        140,308            --        25,000         2,266
Business Development                        1999         13,846            --        40,000           128

------------------------

(1) Includes amounts, if any, deferred by each individual under the ImmunoGen, Inc. 401(k) Plan and Trust (the "401(k) Plan").

(2) Fiscal year 2001 amounts include term life insurance premiums of $1,189 for Mr. Sayare, $916 for Dr. Blattler, $687 for Dr. Lambert and $558 for
    Ms. Ryan. Also included are matching contributions under the 401(k) Plan of $2,239 for Mr. Sayare, $2,124 for Dr. Blattler, $2,352 for Dr. Lambert and $1,939 for Ms. Ryan.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding each stock option granted during fiscal year 2001 to each individual named in the Summary Compensation Table.

                                              PERCENTAGE                                POTENTIAL REALIZABLE
                                NUMBER OF      OF TOTAL                                   VALUE AT ASSUMED
                                SECURITIES     OPTIONS                                  ANNUAL RATES OF STOCK
                                UNDERLYING    GRANTED TO                                 PRICE APPRECIATION
                                 OPTIONS     EMPLOYEES IN                                FOR OPTION TERM (3)
                                 GRANTED     FISCAL YEAR      EXERCISE     EXPIRATION   ---------------------
NAME                              (#)(1)         (%)        PRICE ($)(2)      DATE       5% ($)      10% ($)
----                            ----------   ------------   ------------   ----------   ---------   ---------
Mitchel Sayare, Ph.D..........   165,500         15.7          20.75        01/25/11    2,159,703   5,473,111
Walter A. Blattler, Ph.D......   150,000         14.3          20.75        01/25/11    1,957,435   4,960,523
John M. Lambert, Ph.D.........    94,500          9.0          20.75        01/25/11    1,233,184   3,125,130
Pauline Jen Ryan..............    67,500          6.4          20.75        01/25/11     880,846    2,232,236

--------------------------

(1) All options were granted on January 25, 2001 and vest ratably over three years beginning on the date of grant. Under certain circumstances, vesting of options may be accelerated and options may become fully exercisable.

(2) The exercise price was equal to the fair market value of the Common Stock on the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised. These rates of appreciation are mandated by the rules of the Securities and Exchange Commission (the "Commission") and do not represent the Company's estimate or projection of future Common Stock prices.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

    The following table provides information as to each individual named in the Summary Compensation Table regarding the exercise of options during the 2001 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of June 30, 2001 and the value of "in the money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

                                                             NUMBER OF SECURITIES
                                     SHARES                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                    ACQUIRED                   OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                       ON       VALUE            YEAR-END (#)            AT FISCAL YEAR-END ($)(2)
                                    EXERCISE   REALIZED   ---------------------------   ---------------------------
NAME                                  (#)       ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                --------   --------   -----------   -------------   -----------   -------------
Mitchel Sayare, Ph.D.............    8,889     113,895      715,334        248,832      12,128,471      1,215,723
Walter A. Blattler, Ph.D.........       --          --      467,084        228,333       8,246,649      1,148,759
John M. Lambert, Ph.D............       --          --      292,201        159,166       5,167,100        936,378
Pauline Jen Ryan.................       --          --       28,334        104,166         460,807        570,948

------------------------

(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold upon exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2) Value is based on the last sale price per share ($20.00) on June 29, 2001, as reported on the Nasdaq National Market, less the applicable option exercise price. Each option has an exercise price equal to the fair market value of the Common Stock on the date of grant.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE IN CONTROL AGREEMENTS

    The Company entered into employment agreements with Dr. Blattler, Dr. Lambert, Mr. Beloff, Ms. Ryan and Ms. Lavery on their respective hire dates. These agreements currently provide for annual salaries of $260,000 for Dr. Blattler, $210,000 for Dr. Lambert, $175,000 for Mr. Beloff, $180,000 for Ms. Ryan and $120,000 for Ms. Lavery. The Company or the executive officer may terminate these agreements upon 90 days' prior written notice. In addition, each agreement provides that the Company may terminate the employment of the executive officer at any time for cause (as defined in the respective agreements). The agreements with Dr. Blattler and Dr. Lambert also provide that these executive officers will not engage in any business competitive with the business of the Company for a period of two years following termination of employment.

    In making determinations of salary and benefits to be provided under these employment agreements, the Compensation Committee of the Board of Directors took into consideration, in addition to contractual commitments, Company personnel policies.

    The stock option agreements between the Company and members of its senior management group provide that all unvested options of the affected employee will become immediately exercisable in instances where:

    (i) (A) a person becomes the beneficial owner of fifty percent or more of the voting securities of the Company, or

       (B) the Board approves a consolidation or merger of the Company whereby the shareholders of the Company would not retain fifty percent or more of the voting securities of the Company after the consolidation or merger, and

    (ii) (A) a material change is made in the Restated Stock Option Plan or an option granted thereunder (except as provided in Section 16(b) of the Plan), or

       (B) the affected employee is, within two years, terminated for any reason other than for cause.

                         STOCK PRICE PERFORMANCE GRAPH

    The graph and table below compare the annual percentage change in the Company's cumulative total stockholder return on its Common Stock for the period from June 30, 1996 through June 30, 2001 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the total cumulative return of the Nasdaq Stock Market Index (U.S.) and the Nasdaq Pharmaceutical Stocks Total Return Index during such period. The Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance shown in the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material", is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph for the Nasdaq Pharmaceutical Stocks Total Return Index and the Nasdaq Stock Market Index (U.S.) was prepared by the Center for Research in Security Prices, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                                   1996     1997     1998     1999     2000     2001
IMMUNOGEN, INC.                   $100.00   $39.08   $43.75   $57.83  $301.58  $500.00
NASDAQ STOCK MARKET INDEX (U.S.)  $100.00  $121.60  $160.06  $230.22  $340.37  $184.51
NASDAQ PHARMACEUTICAL             $100.00  $101.37  $103.59  $145.33  $333.54  $280.67

    The above graph and table assume $100 invested on June 30, 1996 with all dividends reinvested, in each of the Common Stock, the Nasdaq Stock Market Index (U.S.) and the Nasdaq Pharmaceutical Stocks Total Return Index. Upon written request by any shareholder, the Company will promptly provide a list of the companies comprising the Nasdaq Pharmaceutical Stocks Total Return Index.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

    The Compensation Committee of the Board (the "Committee") is comprised entirely of non-employee Directors. The Committee determines the base salaries of the Company's executive officers and the amount of annual bonus awards, if any, to be paid to the executive officers. In addition, the Committee administers the Company's Restated Stock Option Plan, as amended (the "Plan"), under which stock options may be granted to executive officers and other employees of the Company, as well as to non-employee Directors.

COMPENSATION POLICY AND COMPONENTS OF COMPENSATION

    The Committee's fundamental executive compensation philosophy is to enable the Company to attract and retain key executives, and to motivate those executives to achieve the Company's long-term objective of becoming a profitable company. Attracting and retaining key executives is important to any organization. This challenge is especially difficult in the biotechnology industry where executives may be required to remain focused and committed throughout many years of product development and financial instability.

    Each executive officer's compensation package is reviewed at least annually and may be comprised of up to three components: base salary, incentive cash bonuses and stock options. In addition, the Company's executive officers are eligible to participate in all employee benefit programs generally available to all other ImmunoGen employees.

    Progress toward the Company's broad strategic goal of becoming a profitable biopharmaceutical company is measured by specific corporate objectives and annual milestones. Personal objectives and milestones by which individual executives of the Company are evaluated fit within the framework of the Company's overall goals and objectives. Factors such as changes in business conditions and other relevant external circumstances are also taken into consideration.

BASE SALARIES OF EXECUTIVE OFFICERS

    The Committee sets the salaries of the Company's executive officers by reviewing independently-prepared surveys of biotechnology industry compensation as well as other available information on the base salaries of executive officers in comparable positions in other biotechnology companies. There is substantial overlap between the biotechnology companies whose compensation practices are reflected in such surveys and the biotechnology companies which are included in the Nasdaq Pharmaceutical Stocks Total Return Index (see "Stock Price Performance Graph"). Comparative factors considered include, but are not limited to, company size, stage of development of a company's products, and geographic location. The Committee uses the collected data as well as the experience of the members of the Committee in hiring and managing personnel to set salaries. The Committee also takes into account, for both current and new executive officers, competitive industry factors, breadth of experience, length of service and recent individual performance. It is not the Company's intent to establish fixed levels of compensation in general or for specific positions, but rather to establish compensation on a case-by-case basis as recommended by

------------------------

(1) The report of the Compensation Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this report by reference.

management and confirmed by the Committee. The Company's executive officer salaries, as currently paid, are estimated to range from the 45th percentile to the 95th percentile of comparable biotechnology companies. The salary of the Company's Chairman of the Board, President and Chief Executive Officer is estimated to be in the 85th percentile of such range.

    In certain cases initial annual base compensation was established pursuant to employment agreements with executive officers (see "Employment Contracts, Termination of Employment and Change in Control Agreements"). The terms of such employment contracts were reviewed and authorized by the Board (including members of the Committee but excluding any interested officer) and were consistent with the Company's compensation policies then in place.

    In October 2000, Dr. Blattler's base salary was set at $260,000 annually. Dr. Lambert's base salary was set at $210,000 during January 2001 and Ms. Ryan's base salary was set at $180,000 in February 2001. Mr. Beloff's base salary was set at $175,000 in March 2001. Ms. Lavery's base salary was set at $120,000 in December 2000.

BONUS AWARDS

    The Company does not have formal incentive or bonus plans for executives. In January 2001, the Committee approved bonuses for all employees of the Company in recognition that a number of key business objectives and milestones had been achieved over the past year. Accordingly, pursuant to this approval, on January 25, 2001, Dr. Blattler was awarded a bonus of $80,000, Dr. Lambert was awarded a bonus of $50,000, Ms. Ryan was awarded a bonus of $40,000 and Ms. Lavery was awarded a bonus of $7,200. For the two fiscal years ended
June 30, 2000, no bonuses had been awarded to any executive officer of the Company.

STOCK OPTION PLAN

    Subject to the provisions of the Plan, the Committee has the authority to determine the terms under which options are granted and the individuals to whom such options may be granted. The Committee believes that equity participation is a key component of its executive compensation program. The stock option program is the Company's major long-term incentive plan, designed to retain executive officers and other employees and motivate them to enhance shareholder value by aligning the long-term interests of the Company's employees with those of its shareholders. Stock options provide an effective long-term incentive for all employees to create shareholder value since the full benefit of the options cannot be realized unless an appreciation in the price of the Company's Common Stock occurs. The executive officers participate in the Plan in the same manner as all of the Company's full-time employees. Initial stock option awards for new employees, which are individually determined prior to employment, are derived from the employee's anticipated contribution to the Company's growth and are designed to be competitive with awards granted by other biotechnology companies. Subsequent annual stock option awards are based on historical levels of prior grants, position within the Company and individual performance. For fiscal years 1999 and 2000, stock options were awarded to all current executive officers in January 1999 and January 2000, respectively. For fiscal year 2001, stock options were awarded to all current executive officers in January 2001. All options are issued having exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. The options granted in fiscal years 1999, 2000 and 2001 vest as to one-third of the shares on each anniversary date of the date of grant. Vesting of options may be accelerated and options may become fully exercisable upon the occurrence of certain events such as a change in control of the Company (see "Employment Contracts, Termination of Employment and Change in Control Agreements").

    In addition to incentive stock options, the Committee also has discretionary authority under the Plan to grant non-qualified options to certain individuals, including executive officers of the Company. Of the current executive officers, Mr. Sayare, Dr. Blattler, Dr. Lambert, Mr. Beloff, Ms. Ryan and Ms. Lavery have been granted non-qualified options. With the exception of Mr. Beloff and Ms. Lavery, in each case, the options were granted with exercise prices equal to the fair market value of the Common Stock on the date of grant and vested over three years. Mr. Beloff's and Ms. Lavery's non-qualified options were also granted at fair market value and vest over four years.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Mr. Sayare's annual base salary has been determined in accordance with the criteria outlined in other sections of this report, the Committee's evaluation of the Company's overall performance and Mr. Sayare's individual performance. Performance was measured by the achievement of certain goals over the last several years, including the consummation of several significant financing transactions and the continued development of the Company's key technology platforms. Mr. Sayare's salary was increased to $360,000 on February 1, 2001.

    In conjunction with the bonuses approved by the Committee in January 2001, Mr. Sayare was paid a cash bonus of $130,000 in January 2001. No cash bonus was paid to Mr. Sayare during fiscal years 1999 and 2000. In fiscal 1999, Mr. Sayare was awarded options to purchase 80,000 shares of Common Stock. In fiscal 2000, Mr. Sayare was awarded options to purchase 85,000 shares of Common Stock. In fiscal 2001, Mr. Sayare was awarded options to purchase 165,500 shares of Common Stock. The options granted to Mr. Sayare in fiscal years 1999, 2000 and 2001 vest as to one-third of the shares each year after issuance beginning one year from the date of grant. All options are subject to Mr. Sayare's continued employment with the Company and have exercise prices equal to the fair market value of the Common Stock on the date of grant.

CERTAIN AGREEMENTS

    The Company has entered into agreements with certain of its executive officers relating to employment and separation. In making determinations of salary and benefits to be provided under these employment and separation agreements, the Committee took into consideration contractual commitments and Company policies. (See "Employment Contracts, Termination of Employment and Change in Control Agreements.")

Members of the ImmunoGen, Inc. Compensation Committee
David W. Carter
Michael R. Eisenson
Stuart F. Feiner
Mark B. Skaletsky

                           REPORT OF AUDIT COMMITTEE

    The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market, has furnished the following report.

    The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, most recently amended in August 2001, which is attached as Appendix A to this Proxy Statement (as so amended, the "Charter"). As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal accounting controls designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

    The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2001, the Audit Committee took the following actions:

    - Reviewed and discussed the audit plans, audit scope, identification of audit risks and the audited financial statements for the year ended June 30, 2001 with management and PricewaterhouseCoopers LLP, the Company's independent auditors;

    - Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

    - Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee considered, with a view to maintaining the independence of its independent auditors, the nature and scope of the non-audit services supplied to the Company by its independent auditors.

    - The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting or financial management or for any aspects of the Company's systems of internal accounting control. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the Company's independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained procedures that are designed to assure compliance with accounting standards and applicable laws and regulations. In addition, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards.

    Based upon the reports, discussions and reviews described in this Report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter of the Audit Committee, the Committee has recommended to the Board and the Board has approved, that the audited financial statements for the year ended June 30, 2001 be included in the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2001 and the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 to be filed with the Securities and Exchange Commission.

Members of the ImmunoGen, Inc. Audit Committee
David W. Carter
Michael R. Eisenson
Stuart F. Feiner, Chairman
Mark B. Skaletsky

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and persons holding more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to it and written representations that no other reports were required, during the fiscal year ended June 30, 2001, the Company's executive officers, Directors and greater than 10% beneficial owners of its Common Stock complied with all applicable Section 16(a) filing except that Form 5 reports were filed late on behalf of Walter A. Blattler (reporting two transactions), Stuart F. Feiner (reporting one transaction), John M. Lambert (reporting two transactions), Pauline Jen Ryan (reporting two transactions), and a Form 3 report was filed late on behalf of Virginia A. Lavery (reporting two transactions).

                              CERTAIN TRANSACTIONS

    The holder of approximately 533,841 shares of Common Stock (the "Registrable Securities") is entitled to certain rights to register such shares under the Securities Act of 1933, as amended, for sale to the public pursuant to a Registration Rights Agreement by and among the Company and the holders of Registrable Securities, as amended (the "Registration Rights Agreement"). The holder of Registrable Securities is Aeneas Venture Corporation. Michael R. Eisenson, a Director of the Company, is President and Chief Executive Officer of Charlesbank Capital Partners, LLC, the successor to Harvard Private Capital Group, Inc. and the investment advisor to Aeneas. Aeneas has the right to require the Company, on not more than two occasions, whether or not the Company proposes to register any of its Common Stock for sale, to register all or part of their shares for sale to the public under the Securities Act, subject to certain conditions and limitations. In addition, Aeneas may require the Company to register all or part of its shares on Form S-3 (or a successor short form of registration) if the Company then qualifies for use of such form, subject to certain conditions and limitations.

                              INDEPENDENT AUDITORS

    PricewaterhouseCoopers LLP, independent accountants, audited the Company's financial statements for the fiscal year ended June 30, 2001. The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

AUDIT FEES

    The Company paid PricewaterhouseCoopers LLP a total of $65,130 for their audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PricewaterhouseCoopers LLP did not bill any fees for professional services rendered to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2001.

ALL OTHER FEES

    During the Company's fiscal year ended June 30, 2001, the Company paid PricewaterhouseCoopers LLP a total of $153,000 for their services provided in connection with the Company's November 2000 public offering of Common Stock, including reviews of the filing documents and issuance of their comfort letter to the underwriters.

APPOINTMENT OF NEW AUDITORS

    On August 31, 2001, the Company engaged Ernst & Young as its independent certifying accountants for the year ending June 30, 2002. In connection with this engagement, the Company dismissed PricewaterhouseCoopers LLP, effective upon completion of their audit of the Company's financial statements for the year ended June 30, 2001. The engagement of Ernst & Young and the dismissal of PricewaterhouseCoopers LLP was reviewed and recommended by the Audit Committee and approved by the Board of Directors.

    The reports of PricewaterhouseCoopers LLP with respect to the Company for fiscal years 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 1999 and 2000 and through August 31, 2001, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused that firm to make reference to the subject matter of the disagreements in its report on the Company's financial statements for such years.

    During fiscal years 1999 and 2000 and through August 31, 2001, the Company did not consult with Ernst & Young regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or reportable event with PricewaterhouseCoopers LLP.

    Pursuant to Item 304(a)(3) the Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter was included as an exhibit to the Company's Current Report on Form 8-K filed on September 7, 2001.

                             ELECTION OF DIRECTORS
                                (NOTICE ITEM 1)

    Under the Company's By-Laws, the number of Directors is fixed from time to time by the shareholders, and Directors serve in office until the next Annual Meeting and until their successors have been elected and qualified. At the Meeting the number of Directors will be fixed at six and six Directors will be elected.

    The enclosed Proxy, unless authority to vote is withheld, will be voted for the election of the nominees named herein as Directors of the Company. The nominees are Mitchel Sayare, Ph.D., Walter A. Blattler, Ph.D., David W. Carter, Michael R. Eisenson, Stuart F. Feiner, and Mark B. Skaletsky. The Board has no reason to believe that any nominee will become unavailable. However, in the event that any one or more of such nominees shall unexpectedly become unavailable for election, votes will be cast, pursuant to authority granted by the enclosed Proxy, for such person or persons as may be designated by the Board.

    A plurality of the votes cast at the Meeting is required to elect each nominee as a Director.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE NUMBER OF DIRECTORS BE FIXED AT SIX
           AND RECOMMENDS THE ELECTION OF THE NOMINEES AS DIRECTORS.

AMENDMENT TO INCREASE THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY
           BE GRANTED UNDER THE COMPANY'S RESTATED STOCK OPTION PLAN
                                (NOTICE ITEM 2)

    The Board recommends that the shareholders consider and approve a proposed amendment to the Company's Restated Stock Option Plan (the "Plan") adopted by the Board on April 26, 2001. For a description of the Plan, see "Summary of Restated Stock Option Plan," below. The proposed amendment to the Plan would increase the number of shares of Common Stock reserved for the grant of options as described below.

    On April 26, 2001, the Board authorized, subject to shareholder approval, an amendment to the Plan to increase the number of shares reserved for grants of options under the Plan from 4,850,000 shares of Common Stock to 7,350,000 shares of Common Stock. The Board also authorized on that date the grant of certain options. Of the 7,350,000 shares authorized as of April 26, 2001, 4,918,747 shares were subject to outstanding options or had been exercised as of August 22, 2001.

    The Board believes that having additional shares available for grants of options under the Plan is both necessary and desirable in order to enable the Company to continue to attract and retain qualified employees, consultants and Directors.

    The following table shows the total number of stock option grants made under the Plan to the identified individuals and groups as of August 22, 2001, which grants are subject to the approval of the increase in the number of shares reserved under the Plan by the shareholders.

                               NEW PLAN BENEFITS
                           RESTATED STOCK OPTION PLAN

NAME AND POSITION                                 DOLLAR VALUE ($)   NUMBER OF UNITS
-----------------                                 ----------------   ---------------
Gregg Beloff, Chief Financial Officer and Vice
  President, Finance............................      1,050,000          75,000
Virginia A. Lavery, Senior Corporate Controller
  and Treasurer.................................        274,712          11,475
Current Executive Officers......................      1,324,712          86,475
Non-Executive Officer Employees.................        454,143          27,200

                     SUMMARY OF RESTATED STOCK OPTION PLAN

    Under the Plan, incentive stock options, within the meaning of Section 422 of the Internal Revenue Code (the "Code"), may be granted to key employees of the Company, and non-qualified options may be granted to key employees, Directors and consultants of the Company. Approximately 85 persons are currently eligible to participate in the Plan.

    The exercise price of incentive stock options granted under the Plan may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. However, in the case of incentive stock options granted under the Plan to holders of more than 10% of the voting power of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price of non-qualified options must be equal to at least the par value per share of Common Stock on the date of grant. Options granted under the Plan may not be exercised later than 10 years from the date of grant, except in the case of incentive stock options issued with an exercise price of at least 110% of fair market value, which may not be exercised later than five years from the date of grant. Options generally vest over periods of up to four years, and are intended to create long-term incentive and motivation for the Company's employees, Directors and consultants, as well as to provide those persons with the perspective of the Company's shareholders in assessing corporate results.

    The Plan provides that the aggregate fair market value of shares issuable upon the exercise of incentive stock options exercisable for the first time during any one calendar year may not exceed $100,000. Options granted under the Plan become exercisable in installments over the option term. Options granted under the Plan expire upon termination of an optionee's employment for cause. Generally, options must be exercised within three months after termination of an optionee's employment for any other reason (except death or disability), and within one year after an optionee's death or disability, but in no event later than the originally prescribed term of the option. The Plan terminates on November 12, 2007, unless previously terminated by vote of the shareholders of the Company. The Plan provides for termination of all options granted thereunder in the event of dissolution or liquidation of the Company, subject to the right of optionees (or optionees' survivors) to exercise all their options immediately before such event, to the extent that the right to exercise such options has accrued as of the date immediately prior to such dissolution or liquidation.

    The Plan also provides that, in the event of a consolidation of the Company with, or acquisition of the Company by, another entity, or sale of all or substantially all of the assets of the Company, the Board will make appropriate provision for options granted pursuant to the Plan. The Directors will either
(i) continue options granted under the Plan (if necessary substituting rights to shares of the successor entity), or (ii) require that all options granted thereunder be exercised, or (iii) terminate all options in exchange for a fair market value cash payment. If the Board should utilize either of the methods described in (ii) or

(iii) above, all options granted pursuant to the Plan will be made fully exercisable irrespective of original vesting schedules.

    The stock option agreements between the Company and members of its senior management group provide that in instances where:

    (i) (A) a person becomes the beneficial owner of fifty percent or more of the voting securities of the Company, or

       (B) the Board approves a consolidation or merger of the Company whereby the shareholders of the Company would not retain fifty percent or more of the voting securities of the Company after the consolidation or merger, and

    (ii) (A) a material change is made in the Plan or an option granted thereunder (except as provided in Section 16 (b) of the Plan), or

       (B) the affected employee is, within two years, terminated for any reason other than for cause,

then all unvested options of the affected employee will become immediately exercisable.

    The Plan is administered by the Committee. Subject to the provisions of the Plan, the Committee has the authority to determine the terms under which options are granted, including the individuals to whom such options may be granted, the exercise price and number of shares subject to each option, the time or times during which all or a portion of each option may be exercised and certain other provisions. The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Board or the Committee without approval by the shareholders except to the extent that shareholder approval is required to ensure favorable tax treatment under the Code for incentive stock options or in order to ensure the qualification of the Plan under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any optionee who is adversely affected by any such changes must consent thereto in writing.

    To date, all options have been granted with exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. As of September 10, 2001, as reported by the Nasdaq National Market System, the closing price for the Common Stock was $13.21.

                       FEDERAL INCOME TAX CONSIDERATIONS

    The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the Plan:

    Options granted under the Plan may be either incentive stock options, or ISOs, which satisfy the requirements of Section 422 of the Code or non-qualified stock options, or NQSOs, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

    ISOS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or the amount realized on a disqualifying sale, if less) over the exercise price paid for those shares will be taxable as ordinary income to the optionee; any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

    NON-QUALIFIED OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    The Company will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercise of a non-qualified option or the disqualifying disposition of an incentive stock option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to approve the increase in the aggregate number of shares of Common Stock available under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE
                          RESTATED STOCK OPTION PLAN.

        ADOPTION OF THE COMPANY'S 2001 NON-EMPLOYEE DIRECTOR STOCK PLAN
       AND THE RESERVATION OF 50,000 SHARES OF COMMON STOCK FOR ISSUANCE
                              UNDER THE 2001 PLAN
                                (NOTICE ITEM 3)

                                    GENERAL

    The Company's 2001 Non-Employee Director Stock Plan was adopted by the Company's Board on August 31, 2001 with 50,000 shares of Common Stock reserved for issuance under the 2001 Plan. The 2001 Plan provides for the grant of cash, stock and/or stock units to non-employee Directors of the Company as compensation for their service as Directors of the Company. The purpose of the 2001 Plan is to encourage ownership of shares of common stock by non-employee Directors in order to attract such Directors and induce them to work for the benefit of the Company. Subject to the provisions of the 2001 Plan, the Board, or its appointed administrator (the "Administrator"), may make determinations as to which non-employee Directors are to receive stock and the terms of such grants. The Board believes that the adoption of the 2001 Plan is advisable to give the Company the flexibility needed to attract, retain and motivate non-employee Directors. Only non-employee Directors at the time of the grant are eligible to participate in the 2001 Plan.

    As of September 14, 2001, no shares of Common Stock had been granted under the 2001 Plan. The number of shares issuable pursuant to the 2001 Plan may be increased at any time and from time to time by the Board or Administrator with the approval of the shareholders.

                       MATERIAL FEATURES OF THE 2001 PLAN

    The 2001 Plan provides that non-employee Directors may elect to receive all or a portion of their compensation for their service as Directors in the form of cash, shares of Common Stock or in the form of stock units. Stock units are equivalent in value to a share of Common Stock, and are credited by means of a bookkeeping entry in the books of the Company.

    During the course of a year, the number of stock units to be credited in the books of the Company to the account of a participant in the 2001 Plan will be obtained by dividing the total dollar amount that the participant elects to be paid in stock units under the 2001 Plan by the fair market value of the Common Stock on the last date of the Company's fiscal quarter in which the award is made.

    Stock awards under the 2001 Plan are not transferable by the participant other than by will or by the laws of descent and distribution, or as otherwise determined by the Administrator and set forth in the agreement relating to an award. In the event of the termination of a participant's service as a non-employee Director, the participant shall receive a lump sum payment in cash equal to the number of stock units recorded in the participant's account on date of termination of service as a director multiplied by the fair market value of the shares at the time of termination.

    Appropriate adjustments will be made to the terms of the awards given under the 2001 Plan in the event of a stock dividend, stock split, merger or consolidation or other similar significant corporate event involving the Company.

                       FEDERAL INCOME TAX CONSIDERATIONS

    The following is a description of certain U.S. federal income tax consequences of the issuance of stock and stock units under the 2001 Plan.

    RECEIPT OF STOCK. The recipient of a stock award will generally be subject to tax at ordinary income rates on the fair market value of any Common Stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the recipient. The capital gain or loss holding period for any Common Stock distributed under a stock award will begin on the date when the recipient recognizes ordinary income in respect of that distribution.

    RECEIPT OF STOCK UNITS. The recipient of a stock award who elects to receive a stock unit under the 2001 Plan will generally be subject to tax at ordinary income rates at the time that cash is actually or constructively received by them under the 2001 Plan. The Company generally will be entitled to a deduction in the same year that the income is recognized by the participant equal to the amount that is taxable as ordinary income to the director.

    The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to approve the adoption of the Company's 2001 Plan and the reservation of 50,000 shares of Common Stock which may be granted under the 2001 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE 2001 NON-EMPLOYEE DIRECTOR STOCK PLAN AND THE RESERVATION OF 50,000 SHARES OF COMMON
                STOCK WHICH MAY BE GRANTED UNDER THE 2001 PLAN.

AMENDMENT OF THE COMPANY'S ARTICLES OF ORGANIZATION TO INCREASE FROM 50,000,000
   SHARES TO 75,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK
                     AUTHORIZED TO BE ISSUED BY THE COMPANY
                                (NOTICE ITEM 4)

    The Board of Directors has determined that it is advisable to increase the Company's authorized Common Stock from 50,000,000 shares to 75,000,000 shares, and has voted to recommend that the Shareholders adopt an amendment to the Company's Articles of Organization effecting the proposed increase.

    As of September 14, 2001, 39,680,326 shares of Common Stock were issued and outstanding (excluding treasury shares) and approximately an additional 6,100,000 shares of Common Stock were reserved for issuance upon the conversion of existing securities and exercise of rights granted under the Company's stock and stock option plans. With 50,000,000 shares of Common Stock currently authorized, a total of approximately 4,200,000 shares of Common Stock are available for future issuance. In the event that Notice Item 2 and Notice Item 3 are approved by the shareholders, an additional 2,550,000 shares of Common Stock will be reserved for the exercise of options or stock grants under the Company's stock option and Director Stock Plans, thereby reducing the shares available for future issuance to approximately 1,670,000.

    The Board of Directors believes it continues to be in the best interest of the Company to have sufficient additional authorized but unissued shares of Common Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors' discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to the Company's Articles of Organization and the delay and expense incurred in holding special meetings of the shareholders to approve such amendments. There are at present no specific understandings, arrangements or agreements with respect to any future acquisitions that would require the Company to issue a material amount of new shares of its Common Stock. The Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

    No further authorization by vote of the shareholders will be solicited for the issuance of the additional shares of Common Stock proposed to be authorized, except as might be required by law, regulatory authorities or rules of the Nasdaq National Market or any other stock exchange on which the Company's shares may then be listed. The issuance of additional shares of Common Stock could have the effect of diluting existing shareholder earnings per share, book value per share and voting power. The shareholders of the Company do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of the Company's securities.

    The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve the amendment to the Company's Articles of Organization to effect the proposed increase in the Company's authorized shares.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT
      TO THE COMPANY'S ARTICLES OF ORGANIZATION, AND PROXIES SOLICITED BY
         THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER
                     HAS INDICATED OTHERWISE ON THE PROXY.

                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

    In order to be considered for inclusion in the proxy statement distributed to shareholders prior to the Company's annual meeting in 2002, the Company must receive a shareholder proposal no later than June 14, 2002. Proposals should be delivered in writing to ImmunoGen, Inc., 128 Sidney Street, Cambridge, Massachusetts 02139. One or more shareholders who hold at least a one-tenth part in interest of the capital stock entitled to vote at the meeting and who do not wish to include their proposal in the Company's proxy statement but who wish to present a proposal at the Company's annual meeting of shareholders in 2002, must notify the Company in writing at the above-referenced address no later than October 24, 2002. All other shareholders who wish to present a proposal at such annual meeting, but who do not wish to include their proposals in the Company's proxy statement, must notify the Company in writing at the above-referenced address no later than August 28, 2002 in order for their proposal to be considered timely for purposes of Rule 14a-4 under the Securities Exchange Act of 1934, as amended. Pursuant to Rule 14a-4, management proxies may confer discretionary authority to vote on any matters presented by a shareholder at the Meeting if the proposals are received by the Company after August 28, 2002.

    The Board does not know of any other matters which will be brought before the Meeting. If other business is properly presented for consideration at the Meeting, it is intended that the shares represented by the enclosed Proxy will be voted in accordance with their judgment on such matters.

    In order that your shares may be represented if you do not plan to attend the Meeting, and in order to assure the required quorum, please complete, sign, date and return your Proxy promptly.

    The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 (other than exhibits attached thereto) filed by the Company with the Commission, which provides additional information about the Company, is available to beneficial owners of the Company's Common Stock without charge upon written or oral request to the Company's Investor Relations Department at 128 Sidney Street, Cambridge, Massachusetts 02139 (tel: 617-995-2500).

                                          By order of the Board of Directors

                                          [LOGO]

                                          JONATHAN L. KRAVETZ, ESQ.
                                          Clerk

October 12, 2001

                                IMMUNOGEN, INC.
     CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS, AS AMENDED*

I.  PURPOSE OF THE AUDIT COMMITTEE

    The purpose of the Audit Committee is to provide assistance to the Board of Directors (the "Board") of ImmunoGen, Inc. (the "Company") in fulfilling its oversight responsibilities relating to (i) corporate accounting principles, policies and procedures, (ii) financial reporting practices and procedures,
(iii) the adequacy of the systems of internal accounting control, and (iv) the quality and integrity of the financial information and reports of the Company. To accomplish this purpose, the Audit Committee's primary duties and responsibilities are to:

    1. assist the Board in overseeing the Company's accounting and financial reporting principles, policies and procedures and internal accounting controls and procedures, all of which are designed to assure compliance with accounting standards and applicable laws and regulations;

    2. assist the Board in overseeing the Company's financial statements and the independent audit thereof;

    3. assist the Board in selecting the outside auditors to be retained (or nominate the outside auditors to be proposed for shareholder approval in any proxy statement), evaluate and, when deemed appropriate, report to the Board for their approval the replacement of the outside auditors; and

    4.  evaluate the independence of the outside auditors.

    The function of the Audit Committee is oversight. In fulfilling its role, it is recognized that the members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including, but not limited to, in respect of the independence of independent auditors. As such, it is not the duty or the responsibility of the Audit Committee or any of its members to conduct any type of audit or accounting review or procedure or set auditor independence standards. Each member of the Audit Committee shall be entitled to reasonably rely on (i) the integrity of those persons and organizations within and outside the Company from whom it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (in which event such occurrence shall be promptly reported to the Board) and (iii) representations made by the management of the Company as to any information technology, internal audit and other non-audit services provided by the outside auditors of the Company.

    The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is also responsible for establishing and maintaining the appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting and independence standards and all applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q with regulatory bodies and stock exchanges or similar bodies and other procedures and in connection with the Company's annual financial statements.

    The outside auditors for the Company are ultimately accountable to the Board and to the Audit Committee.

II.  COMPOSITION OF THE AUDIT COMMITTEE

    The Audit Committee shall be comprised of at least three Directors, as determined by the Board. Each member must be independent of the Company and its subsidiaries; that is, no member of the Audit Committee may be an officer or employee of the Company or its subsidiaries, and each member shall be free of any relationship with the Company or its subsidiaries which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In addition, each member must otherwise satisfy the applicable independence and financial and other requisite expertise requirements under the applicable rules of the National Association of Securities Dealers, Inc. or any other applicable securities exchange or other regulatory body.

    The members of the Audit Committee shall be elected by the Board annually. The Chairperson shall be selected by the Board from among its members, and either the Board or the Chairperson shall periodically review the performance of each member of the Audit Committee to assess his or her effectiveness as an Audit Committee member.

III.  MEETINGS OF THE AUDIT COMMITTEE

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate, to meet its oversight responsibility, including discussing with management the annual audited financial statements, the quarterly financial statements or any other matters which the Audit Committee deems necessary to carry out its duties and responsibilities. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. In addition, as part of its job to foster open communication, the Audit Committee should meet at least annually with management and the outside auditors separately to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately.

    Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or other communications equipment by means of which all persons participating in the meeting can hear each other.

IV.  DUTIES AND POWERS OF THE AUDIT COMMITTEE

    To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1.  WITH RESPECT TO THE OUTSIDE AUDITORS

       (a) to review the performance of the outside auditors and to make recommendations to the Board regarding the appointment or termination of the outside auditors;

       (b) to review the nature and scope of all audit and non-audit services of the outside auditors and the fees charged by the outside auditors for audit and non-audit services;

       (c) to ensure that the outside auditors prepare and deliver annually a formal, written statement (the "Statement") delineating all relationships between such auditors and the Company consistent with Independence Standards Board Standard No. 1 (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), addressing at least the matters set forth in such Standard No. 1 and any non-audit services provided to the Company and any similar standards or other requirements applicable to such auditors;

       (d) to review and discuss with the outside auditors any relationships or services disclosed in the Statement that may impact the objectivity and independence of the outside auditors and to recommend that the Board take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence and objectivity; in connection herewith, the outside auditors shall also submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (a) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year; (b) information technology consulting services for the most recent fiscal year, in the aggregate and by each service, separately identifying fees for such services relating to financial information systems design and implementation; and (c) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service; the Committee shall, if applicable, also consider whether the outside auditors' provision of the services referred to in (b) and/or (c) above or other non-audit services to the Company is compatible with maintaining the independence of the outside auditors; and

       (e) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board and the Audit Committee.

    2.  WITH RESPECT TO DOCUMENTS/REPORTS REVIEW

       (a) to review and assess, at least annually, the adequacy of this Charter, and to make recommendations to the Board, as conditions dictate, to amend or update this Charter;

       (b) to review with management and the outside auditors the Company's annual financial statements, including a discussion with the outside auditors of the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES ("SAS No. 61"), and any similar standards or other requirements applicable to such auditors; and

       (c) to require the outside auditors to conduct an interim financial review, in accordance with Statement of Auditing Standards No. 71, INTERIM FINANCIAL INFORMATION, prior to filing by the Company of its quarterly report on Form 10-Q, and to discuss with the outside auditors, when needed as determined by SAS No. 61, matters relevant to the Form 10-Q prior to the Company's filing of such document or prior to the release of earnings. The Chairperson of the Audit Committee, or any individual member selected by the Audit Committee, may represent the entire Audit Committee for purposes of this paragraph.

    3. WITH RESPECT TO THE FINANCIAL REPORTING PROCESS AND INTERNAL ACCOUNTING CONTROLS AND PROCEDURES

       (a) to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

       (b) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61, as may be modified or supplemented;

       (c) to review, in consultation with management and the outside auditors, the integrity of the Company's financial reporting processes, both internal and external;

       (d) to establish a regular system of reporting to the Audit Committee by management and the outside auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information;

       (e) to review any significant disagreement between management and the outside auditors in connection with the preparation of the financial statements;

       (f) during its regularly scheduled meetings, to meet separately with the outside auditors;

       (g) prior to the commencement thereof, to review the planned scope of the annual examination to be undertaken by the outside auditors as well as the results of such examination and the recommendations of the outside auditors;

       (h) prior to presentation to the Board, to review the annual financial statements (including the notes thereto) and the outside auditors' opinion to be included in the Company's Annual Report to Shareholders, Annual Report on Form 10-K and any other filings with regulatory bodies or stock exchanges; and

       (i) to obtain the outside auditors' assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder, which sets forth certain procedures to be followed in any audit of financial statements required under such rules and regulations.

    4.  WITH RESPECT TO LEGAL COMPLIANCE/GENERAL

       (a) to review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements;

       (b) to report through the Chairperson or other Audit Committee member to the Board following meetings of the Audit Committee; and

       (c) to maintain minutes or other records of meetings and activities of the Audit Committee.

V.  RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

    The Audit Committee shall have the resources and authority appropriate to fully discharge its functions, duties and responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                 IMMUNOGEN, INC.
                           RESTATED STOCK OPTION PLAN
                    (as amended through November 13, 2001)

                                 IMMUNOGEN, INC.
                           RESTATED STOCK OPTION PLAN
                    (as amended through November 13, 2001)

1.   DEFINITIONS AND PURPOSES.

     A.  Definitions

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Restated Stock Option Plan, have the following meanings:

         1. Administrator means the Board of Directors, unless it has delegated power to act on its behalf to a committee. (See Article
              3)

         2. Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

         3.   Board of Directors means the Board of Directors of the Company.

         4. Code means the United States Internal Revenue Code of 1986, as amended.

         5. Committee means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

         6.   Company means ImmunoGen, Inc., a Massachusetts corporation.

         7. Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

         8.   Fair Market Value of a Share of Common Stock means:

              a. If such Shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option;

              b. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the last sale price, if any, as reported in the National Association of Securities Dealers Automated Quotation System (NASDAQ) for the date of the grant of the Options, or if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such last sale price is reported;

              c. If the Shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported; and

              d. If the market value cannot be determined under the preceding three paragraphs, it shall be determined in good faith by the Board of Directors.

         9. ISO means an option meant to qualify as an incentive stock option under Code Section 422.

         10. Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

         11. Non-Qualified Option means an option which is not intended to qualify as an ISO.

         12. Option means an ISO or Non-Qualified Option granted under the Plan.

         13. Option Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan, in such form as the Administrator shall approve.

         14. Participant means a Key Employee, director or consultant to whom one or more Options are granted under the Plan.

         15. Participant's Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

         16.  Plan means this Restated Stock Option Plan.

         17. Shares means shares of the common stock, $.01 par value, of the Company ("Common Stock") as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article 2 of the Plan. The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

     B.  Purposes of the Plan

     The Plan is intended to encourage ownership of Shares by Key Employees, non-employee directors and certain consultants of the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the issuance of ISOs and Non-Qualified Options. The Plan shall be treated as an amendment to and restatement of the Company's 1986 Incentive Stock Option Plan. As amended and restated the Plan shall apply to ISOs issued by the Company on or after the date of such amendment of the Plan, but the Plan as so amended shall apply to any ISO issued prior to such amendment if and only to the extent that the Incentive Stock Option Agreement pursuant to which such ISO was granted is amended in writing to adopt the amended terms of the Plan.

2.   SHARES SUBJECT TO THE PLAN.

     The number of Shares subject to this Plan as to which Options may be granted from time to time shall be 7,350,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction effected after such date.

     If an Option ceases to be "outstanding," in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

3.   ADMINISTRATION OF THE PLAN.

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. The Plan is intended to comply with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

              a. interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

              b. determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

              c. determine the number of Shares for which an Option or Options shall be granted; and

              d. specify the terms and conditions upon which an Option or Options may be granted; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.

4.   ELIGIBILITY FOR PARTICIPATION.

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. Granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

5.   TERMS AND CONDITIONS OF OPTIONS.

     Each Option shall be set forth in an Option Agreement, duly executed by the Company and by the Participant. The Option Agreements, which may be changed in the Administrator's discretion for any particular Participant (provided that any change in the Incentive Stock Option Agreement is not inconsistent with Code
Section 422), shall be subject to the following terms and conditions:

     Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

              a. The Option Agreement shall be in writing in the form approved by the Administrator, with such modifications to such form as the Administrator shall approve;

              b. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the par value per share of the Shares on the date of the grant of the Option.

              c. Each Option Agreement shall state the number of Shares to which it pertains; and

              d. Each Option Agreement shall state the date on which it first is exercisable and the date after which it may no longer be exercised. Except as otherwise determined by the Administrator, each Option granted hereunder shall become cumulatively exercisable in four (4) equal annual installments of twenty-five percent (25%) each, commencing on the first anniversary date of the Option Agreement executed by the Company and the Participant with respect to such Option, and continuing on each of the next three (3) anniversary dates.

              e. Each Option shall terminate not more than 10 (ten) years from the date of grant thereof or at such earlier time as the Option Agreement may provide.

              f. Directors' Options: Each director of the Company who is not an employee of the Company or any Affiliate, upon first being elected or appointed to the Board of Directors after July 9, 1992, and upon every fourth anniversary thereof provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director and is not an employee of the Company at such times, shall be granted a Non-Qualified Option to purchase 10,000 Shares. Any non-employee director serving in office on July 9, 1992, who has been a member of the Board of Directors prior to such date shall be granted on such date and upon every fourth anniversary thereof, a Non-Qualified Option to purchase 10,000 Shares, provided that on such date such director has been in the continued and uninterrupted service of the Company as a director since July 9, 1992, and is a director and is not an employee of the Company at such time. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in four (4) equal annual installments of twenty-five percent (25%) each, upon completion of one full year of service on the Board of Directors after the date of grant, and continuing on each of the next three (3) full years of service thereafter. Each director of the Company who is not an employee of the Company or any Affiliate, upon first being elected or appointed to the Board of Directors after July 29, 1998, shall be granted, in addition to the Non-Qualified Option to purchase 10,000 Shares as previously described in this subparagraph (f), a Non-Qualified Option to purchase 50,000 Shares. Such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in three (3) equal annual installments of one-third each, upon completion of one full year of service on the Board of Directors after the date of grant, and continuing on each of the next two (2) full years of service thereafter. Any director entitled to receive an Option grant under this subparagraph (f) may elect to decline the Option. Notwithstanding the provisions of Paragraph 23 concerning amendment of the Plan, the provisions of this subparagraph
                   (f) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The provisions of Articles 9, 10, 11 and 12 below shall not apply to Options granted pursuant to this subparagraph (f).

     ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

              a. Minimum standards: The ISO shall meet the minimum standards for Non-Qualified Options, as described above, except clauses
                   (a), (b) and (e) thereunder.

              b. Option Agreement: The Option Agreement for an ISO shall be in writing in substantially the form as approved by the Administrator, with such changes to such form as the Administrator shall approve, provided any changes are not inconsistent with Code Section 422.

              c. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

                   i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option;

                   ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall be not less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

              d.   Term of Option: For Participants who own:

                   i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide;

                   ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

              e. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (e) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

              f. Limitation on Grant of ISOs: No ISOs shall be granted after the expiration of the earlier of ten (10) years from the date of the adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company.

6.   EXERCISE OF OPTION AND ISSUANCE OF SHARES.

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Board of Directors of the Company, (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for paid-up, non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option, provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Article 18) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(e).

7.   RIGHTS AS A SHAREHOLDER.

     No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and provision for payment of the full purchase price for the Shares being purchased pursuant to such exercise.

8.   ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

     By its terms, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative). Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

9.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".

     Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee or consultant) before the Participant has exercised all Options, the following rules apply:

              a. A Participant who ceases to be an employee or consultant of the Company or of an Affiliate (for any reason other than termination "for cause," Disability, or death for which events there are special rules in Articles 10, 11, and 12, respectively), may exercise any Option granted to him or her to the extent that the right to purchase Shares has accrued on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

              b. In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

              c.   The provisions of this paragraph, and not the provisions of
                   Article 11 or 12, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment or consultancy, provided, however, in the case of a Participant's death, the Participant's survivors may exercise the Option within six (6) months after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

              d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment or consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then such Participant shall forthwith cease to have any right to exercise any Option.

              e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in
                   Article 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

              f. Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates so long as the Participant continues to be an employee or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.

10.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee or consultant) is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

              a. All outstanding and unexercised Options as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

              b. For purposes of this Article, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or nonfeasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

              c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

              d. Any definition in an agreement between the Participant and the Company or an Affiliate which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination shall supersede the definition in this Plan with respect to such Participant.

11.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee of or consultant to the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

              a. to the extent that the right to purchase Shares has accrued on the date of his Disability; and

              b. in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

     A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

12.  EFFECT OF DEATH WHILE AN EMPLOYEE OR CONSULTANT.

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

              a. to the extent exercisable but not exercised on the date of death; and

              b. in the case of an Option, in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of such rights based upon the number of days prior to the Participant's death and during the accrual period which next ends following the date of death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee or consultant or, if earlier, within the originally prescribed term of the Option.

13.  TERMINATION OF DIRECTORS' OPTION RIGHTS.

     Except as otherwise provided in the pertinent Option Agreement, if a director who receives Options pursuant to Article 5, subparagraph (f):

              a. ceases to be a member of the Board of Directors of the Company for any reason other than death or Disability, any then unexercised Options granted to such Director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or

              b. ceases to be a member of the Board of Directors of the Company by reason of his or her death or Disability, any then unexercised Options granted to such Director may be exercised by the director (or by the director's personal representative, heir or legatee, in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

14.  PURCHASE FOR INVESTMENT.

     Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

              a. The person(s) who exercise such Option shall warrant to the Company, prior to receipt of the Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                   "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement of the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

              b. The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

     The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky"laws).

15.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the right to purchase Shares has accrued under the Plan as of the date immediately prior to such dissolution or liquidation.

16.  ADJUSTMENTS.

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

              a. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

              b. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or any similar transaction or transaction having the same effect (an "Acquisition"), the Compensation Committee of the Board of Directors of the Company, prior to consummation of such Acquisition shall, as to outstanding Options, either (i) make appropriate provisions, if necessary, for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options (A) the securities of any successor or acquiring entity, or (B) other consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised (all Options being made fully exercisable for purposes of this subsection) within one year of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (all Options being made fully exercisable for purposes of this subsection) over the exercise price thereof.

              c. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

              d. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustment would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

17.  ISSUANCES OF SECURITIES.

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.  FRACTIONAL SHARES.

     No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.

19.  CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS:
     TERMINATION OF ISOS.

     The Administrator, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

20.  WITHHOLDING.

     Upon the exercise of a Non-Qualified Option for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 21) or the vesting of restricted Common Stock acquired on the exercise of an Option hereunder, the Company may withhold from the optionee's wages, if any, or other remuneration, or may require the optionee to pay additional federal, state, and local income tax withholding and employee contributions to employment taxes in respect of the amount that is considered compensation includible in such person's gross income. The Administrator in its discretion may condition the exercise of an Option for less than its fair market value or the vesting of restricted Common Stock acquired by exercising an Option on the grantee's payment of such additional income tax withholding and employee contributions to employment taxes.

21.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.  TERMINATION OF THE PLAN.

     Except as provided in the following sentence, the Plan will terminate on November 12, 2007. The Plan may be terminated at an earlier date by vote of the stockholders of the Company provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

23.  AMENDMENT OF THE PLAN.

     The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding ISOs granted under the Plan or ISOs to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the compliance of the Plan with Rule 16b-3 under the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding options granted, or options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires stockholder approval in order to ensure the qualification of the Plan under Rule 16b-3 shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of an optionee, adversely affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Administrator may amend outstanding option agreements in a manner not inconsistent with the Plan.

24.  EMPLOYMENT OR OTHER RELATIONSHIP.

     Nothing in this plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.  GOVERNING LAW.

     This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

                                 IMMUNOGEN, INC.

                      2001 NON-EMPLOYEE DIRECTOR STOCK PLAN

1.       DEFINITIONS.

         Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this ImmunoGen, Inc. 2001 Non-Employee Director Stock Plan, have the following meanings:

                  ADMINISTRATOR means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

                  AFFILIATE means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                  ANNUAL AWARD means a grant under the Plan representing the annual retainer payable to any Participant for serving on the Board of Directors, payable in (i) Stock or (ii) Stock units, based upon a Participant's election.

                  AWARD means an Annual Award or Meeting Award, or both, as the context requires.

                  AWARD AGREEMENT means an agreement between the Company and a Participant for the issuance of Stock Rights delivered pursuant to the Plan, in such form as approved by the Administrator, which shall contain such terms and conditions as the Administrator determines to be appropriate and in the best interest of the Company.

                  BOARD OF DIRECTORS means the Board of Directors of the Company.

                  CODE means the United States Internal Revenue Code of 1986, as amended.

                  COMMITTEE means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

                  COMMON STOCK means shares of the Company's common stock, $.01 par value per share.

                  COMPANY means ImmunoGen, Inc., a Massachusetts corporation.

                  ELECTION FORM means the form on which a Participant elects the form of Award he or she will receive pursuant to Section 6 hereof.

                  FAIR MARKET VALUE of a share of Common Stock means:

                  (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day on the date of the grant of the Stock Right;

                  (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the date of the grant of the Stock Right; and

                  (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

                  MEETING AWARD means a grant under the Plan representing the meeting and committee attendance and chairperson fees payable to any Participant for serving on the Board of Directors, payable in (i) cash, (ii) Stock or (iii) Stock Units, based upon a Participant's election.

                  NON-EMPLOYEE DIRECTOR means each member of the Board of Directors who is not an employee of the Company or of any Affiliate.

                  PARTICIPANT means a Non-Employee Director to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

                  PLAN means this ImmunoGen, Inc. 2001 Non-Employee Director Stock Plan.

                  STOCK means shares of the Common Stock which have been or may be granted under the Plan or any shares of capital stock into which the Stock are changed or for which they are exchanged within the provisions of Section 3 of the Plan. Stock issued under the Plan may be authorized and unissued Stock or Stock held by the Company in its treasury, or both.

                  STOCK RIGHT means a right to Stock or Stock Units of the Company granted pursuant to the Plan, in the form of an Award.

                  STOCK UNIT means a unit, equivalent in value to a share of Common Stock, credited by means of a bookkeeping entry in the books of the Company to a Participant's account pursuant to the terms and conditions of the Plan.

                  SURVIVORS means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

                  TERMINATION DATE means the date upon which a Participant ceases to be a member of the Board of Directors for any reason whatsoever, including death or disability.

2.       PURPOSES OF THE PLAN.

         The purpose of the Plan is to provide a means by which the Company can compensate Non-Employee Directors for their service on the Board of Directors and to encourage continued ownership of Stock by the Non-Employee Directors, in order to attract such people to serve on the Board of Directors and to induce them to work for the benefit of the Company. The Plan provides for (i) the granting of Awards to Non-Employee Directors and (ii) subject to Section 6 hereof, the election by Non-Employee Directors to have all or a portion of their Awards credited in the form of Stock Units.

3.       STOCK SUBJECT TO THE PLAN.

         The number of shares of Stock which may be the subject of Stock Rights granted pursuant to this Plan shall be 50,000, or the equivalent of such number of shares of Stock after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Section 17 of the Plan. Upon payment in cash of the benefit provided by any Award granted under the Plan, any Stock Units that were covered by that Award shall again be available for the granting of Stock Units under the Plan.

4.       ADMINISTRATION OF THE PLAN.

         Subject to the provisions of the Plan, the Administrator is authorized to:

         a. Interpret the provisions of the Plan or of any Award Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         b.  Determine which Non-Employee Directors shall be granted Awards;
             and

         c. Determine the number of shares of Stock for which a Stock Right or Stock Rights shall be granted.

Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.       ELIGIBILITY FOR PARTICIPATION.

         The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Non-Employee Director at the time an Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Award to a person not then a Non-Employee Director; provided, however, that the actual grant of such Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Award Agreement evidencing such Award. The granting of any Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Awards.

6.       CERTAIN ELECTIONS.

         Each Participant shall, subject to the terms of this Section, have the right to elect to receive all or a portion of (i) an Annual Award in the form of Stock or Stock Units and (ii) a Meeting Award in the form of cash, Stock or Stock Units, by completing, signing and delivering to the Treasurer of the Company an Election Form for each calendar year while this Plan is in effect, starting in January 2002, by December 31 of the immediately preceding year, provided that (1) any such election shall apply only to Awards made after the date on which such election is made and (2) any person who becomes a Non-Employee Director during the course of a calendar year shall have the right to make his or her election in respect of Awards earned after the date he or she becomes a Non-Employee Director by completing an Election Form within 30 days after first becoming a Non-Employee Director. A Participant shall elect to receive an Annual Award entirely in Stock or Stock Units but not in a combination thereof, and shall elect to receive annually all Meeting Awards entirely in cash, Stock or Stock Units but not in a combination thereof.

         Any election made pursuant to the terms of this Plan shall remain effective until it is changed by the completion, signature, and delivery to the Treasurer of the Company of a new Election Form in accordance with the terms of the Plan, which shall take effect for the calendar year(s) or other applicable period commencing after the delivery of the Election Form.

         If no election is made, and no prior election remains effective, the Participant shall be deemed to have elected to receive all Annual Awards in the form of Stock and all Meeting Awards in the form of cash.

7.       NUMBER OF STOCK RIGHTS TO BE ISSUED.

         During a calendar year, the number of Stock Rights to be received by a Participant by the issuance of stock or credited in the books of the Company to the account of a Participant for Stock Units shall be such number of Stock Rights (including fractional Stock Rights calculated to four decimal points rounded down) as is obtained on a quarterly basis by dividing the total dollar amount that the Participant has elected to be paid in Stock Rights under the Plan by the Fair Market Value on the last date of the Company's fiscal quarter in which the Awards for each calendar quarter are made.

         No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

8.       CREDIT FOR DIVIDENDS ON STOCK UNITS.

         A Participant's account covering Stock Units shall be credited with dividend equivalents in the form of additional Stock Units when cash dividends are paid on the Common Stock. Such dividend equivalents shall be computed by dividing: (a) the amount obtained by multiplying the amount of the dividend declared and paid per share by the number of Stock Units recorded in the Participant's account on the record date for the payment of such dividend, by
(b) the Fair Market Value on the dividend payment date for such dividend, with fractions computed to four decimal places (rounded down).

9.       REPORTING OF STOCK UNITS.

         Statements of Stock Unit accounts will be provided to the Participants on a quarterly basis.


10.      TERMS AND CONDITIONS OF STOCK RIGHTS.

         Each Stock Right granted to a Participant shall state the date prior to which the Stock Right must be accepted by the Participant, and the principal terms of each Stock Right shall be set forth in an Award Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. Such Award Agreement shall state the number of shares of Stock Rights to which the Award pertains.

11.      ACCEPTANCE OF STOCK RIGHT AND ISSUE OF STOCK.

         A Stock Right (or any part or installment thereof) shall be accepted by executing the Award Agreement and delivering it to the Company at its principal office address, upon compliance with any other conditions set forth in the Award Agreement.

         The Company shall then reasonably promptly deliver the Stock or credit the number of Stock Units as to which such Award was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the Award Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Stock or Stock Units may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Stock or Stock Units prior to their issuance.

         The Administrator may, in its discretion, amend any term or condition of an outstanding Award or Award Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Award was made, if the amendment is adverse to the Participant.

12.      RIGHTS AS A SHAREHOLDER.

         No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Stock covered by such Stock Right, except after acceptance of the Award for the Stock and registration of the Stock in the Company's stock register in the name of the Participant.

13.      ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

         By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in any applicable Award Agreement. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Section. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.      EFFECT OF TERMINATION OF DIRECTORSHIP ON STOCK UNITS.

         In the event of a termination of service as a Non-Employee Director of the Company for any reason, a Participant shall receive, not later than thirty days following the Participant's Termination Date, a lump sum payment in cash equal to the number of Stock Units recorded in the Participant's account on the Termination Date multiplied by the Fair Market Value of the Stock on such date. Upon payment in full of the Stock Units, the Stock Units shall be cancelled.

15.      OWNERSHIP OF STOCK RIGHTS.

         By accepting a Stock Right, a Participant acknowledges that one of the Company's goals in implementing this Plan is to align the interests of Participants with those of the Company's stockholders, and accordingly agrees to use his or her best efforts to maintain ownership of the Stock Rights as a long-term investment. As such, the person(s) who accept(s) such Stock Right shall represent to the Company, prior to the receipt of Stock Rights, that such person(s) are acquiring such Stock Rights for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Stock Rights, in which event the person(s) acquiring such Stock Rights shall be bound by the provisions of the Plan.

         Unless the offering and sale of the Stock Rights shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue such Stock Rights unless the following legend is endorsed upon the certificate(s) evidencing their Stock Rights issued pursuant to such exercise or such grant:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

         At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Stock Rights may be issued upon such particular acceptance in compliance with the 1933 Act without registration thereunder.

         Each Participant shall continue to comply with the Company's then applicable insider trading policy and rules with respect to blackout periods and with all rules and regulations of the Securities and Exchange Commission applicable to trading in securities by members of the Boards of Directors of publicly traded companies at all times when making decisions with respect to the purchase, ownership, and disposition of Stock under this Plan.

16.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.

         Upon the dissolution or liquidation of the Company, all Stock Rights which have not been accepted as of such date will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

          Upon the dissolution or liquidation of the Company, a Participant shall receive, not later than thirty days following the date of the Company's dissolution or liquidation, a lump sum payment in cash equal to the number of Stock Units recorded in the Participant's account on the date of such dissolution or liquidation multiplied by the Fair Market Value of the Stock on such date. Upon payment in full of the Stock Units, the Stock Units shall be cancelled.

17.      ADJUSTMENTS.

         Except as otherwise set forth in Section 8 hereof, upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in any applicable Award Agreement:

         A. STOCK DIVIDENDS AND STOCK SPLITS. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately to reflect such events.

         B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, with respect to outstanding Stock Rights, either (i) make appropriate provisions for the continuation of such Stock Rights by substituting on an equitable basis for the Stock then subject to such Stock Rights either the consideration payable with respect to the outstanding Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Rights must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Rights shall terminate.

         C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right shall be entitled to receive for the purchase price, if any, paid upon such exercise or acceptance the securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

         D. ADJUSTMENT TO STOCK UNITS. Upon the happening of any of the events described in Subparagraphs A, B or C above, the Stock Rights may be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Section 17 and, subject to Section 4, its determination shall be conclusive.

18.      ISSUANCES OF SECURITIES.

         Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Stock pursuant to a Stock Right.

19.      WITHHOLDING.

         In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("FICA") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's remuneration in connection with (i) the exercise or acceptance of a Stock Right or (ii) the cancellation or liquidation of a Stock Unit, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the Fair Market Value of the Stock withheld for purposes of payroll withholding shall be determined in the manner provided in Section 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the Stock withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company.

20.      TERMINATION OF THE PLAN.

         The Plan will terminate 10 years after its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Award Agreements executed prior to the effective date of such termination.

21.      AMENDMENT OF THE PLAN AND AGREEMENTS.

         The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify the stock issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Award Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Award Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

22.      RELATIONSHIP WITH THE COMPANY.

         Nothing in this Plan or any Award Agreement shall be deemed to prevent the Company from terminating the director status of a Participant, nor to prevent a Participant from terminating his or her own director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

23.      GOVERNING LAW.

         This Plan shall be construed and enforced in accordance with the law of The Commonwealth of Massachusetts.

PROXY                          IMMUNOGEN, INC.                             PROXY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                           OF IMMUNOGEN, INC. FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 13, 2001

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 12, 2001, and does hereby appoint Mitchel Sayare, Ph.D. and Walter A. Blattler, Ph.D. or either of them, the undersigned's attorneys-in-fact and proxies, with full power of substitution in each, for and in the name of the undersigned, with all the powers the undersigned would possess if personally present, hereby revoking any proxy heretofore given, to appear and represent and vote all shares of Common Stock of ImmunoGen, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the offices of the Company, 128 Sidney St., Cambridge, Massachusetts on Tuesday, November 13, 2001, at 10:00 a.m., Boston time, and at any adjournments thereof.

PLEASE FILL IN REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE

                             -FOLD AND DETACH HERE-

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS          Please mark your     [X]
DIRECTED HEREIN. IF NO DIRECTION IS INDICATED,          vote as indicated
SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3 and 4.      in this example

Item 1.   Election of Directors:

Mitchel Sayare, Walter A. Blattler, David W. Carter, Michael R. Eisenson, Stuart F. Feiner, and Mark B. Skaletsky

FOR ALL                             WITHHOLD
NOMINEES LISTED                     AUTHORITY
ABOVE                              to vote for
(except those crossed out)         all nominees
         [  ]                         [  ]


Item 2. Increase in the aggregate number of shares for which stock options may be granted under the Company's Restated Stock Option Plan from 4,850,000 to 7,350,000.

FOR INCREASE IN                      AGAINST                           ABSTAIN
NUMBER OF SHARES
         [  ]                         [  ]                                [  ]


Item 3. Adoption of the Company's 2001 Non-Employee Director Stock Plan and the Reservation of 50,000 shares of Common Stock which may be granted under the 2001 Plan.

FOR ADOPTION OF                      AGAINST                           ABSTAIN
2001 PLAN
          [  ]                         [  ]                               [  ]

Item 4. Amendment of the Company's Articles of Organization to Increase from 50,000,000 shares to 75,000,000 shares the aggregate number of shares of Common Stock authorized to be issued by the Company.

FOR AMENDMENT OF ARTICLES
OF ORGANIZATION to increase
number of shares authorized
to be issued.                        AGAINST                           ABSTAIN
          [  ]                         [  ]                               [  ]


I plan to attend the meeting. [  ]

     In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

     This proxy may be revoked in writing at any time prior to the voting thereof.

     Please date and sign exactly as name appears on this card. Joint owners should each sign. Please give full title when signing as executor, administrator, trustee, attorney, guardian for a minor, etc. Signatures for corporations and partnerships should be in the corporate or firm name by a duly authorized person. Please return this proxy promptly in the enclosed envelope.

Signature:
          -------------------------------

Date:
     ------------------------------------

Signature:
          -------------------------------

Date:
     ------------------------------------